HSBC Finance Corporation

Fixed Income Investor Presentation

March 8, 2007

Disclosure Statement

This presentation, including the accompanying slides and subsequent discussion, contains certain forward-looking information with respect to the financial condition, results of operations and business of HSBC Holdings plc and HSBC Finance Corporation.  This
information represents expectations or beliefs concerning future events and is subject to unknown risks and uncertainties.  This information speaks only as of the date on which it is provided.  Additional detailed information concerning important factors that could cause actual results to differ materially is available in the HSBC Holdings plc Annual Report, and the
HSBC Finance Corporation Annual Report on Form 10-K, each for the year ended December
31, 2006.  Please further be advised that Regulation FD prohibits HSBC representatives from answering certain, specific questions during the Q&A session.  You may get copies of the
HSBC Finance Corporation documents referred to above free by visiting EDGAR on the SEC website at www.sec.gov .

These materials do not constitute an offer to sell, or the solicitation of an offer to buy, any security of HSBC Finance Corporation or any other issuer.

Financial Review

HSBC Finance - Financial Review

Key Financials (US GAAP)

Year

ended

12/31/06

Year

ended

12/31/05

B/(W)

Net Income ($ Millions)

       $1,443

       $1,772

        $(329)

Receivables ($ Billions)

          $162

          $140

           $22

Net Interest Margin

6.56%

6.73%

(17 bps)

Consumer Net Charge

-

o

ffs

2.97%

3.03%

6 bps

Two

-

Months and Over Contractual Delinquency

4.59%

3.89%

(70 bps)

Efficiency Ratio

41.55%

44.10%

255 bps

HSBC Finance Corporation

12/31/06

12/31/01

Receivables Mix

$162.0 Billion

$79.9 Billion

Private Label (2%)

Automobile Loans (8%)

Personal Non-Credit Card (13%)

Credit Card (17%)

Real Estate Secured (60%)

Real Estate Secured (55%)

Personal Non-Credit Card (17%)

Credit Card (10%)

Private Label (15%)

Automobile Loans (3%)

6.00
5.75
5.50
5.25
5.00
4.75
4.50
4.25
4.00
3.75
3.50
3.25
3.00
2.75
2.50
2.25
2.00
5.05
4.61
4.46
4.13*
3.83
3.78
3.84
3.89
3.66
3.71
4.19
4.59
4.17
4.02
3.77
4.07
3.15
3.10
2.58
2.88
2.92
3.46
Q1 04
Q2 04
Q3 04
Q4 04
Q1 05
Q2 05
Q3 05
Q4 05
Q1 06
Q2 06
Q3 06
Q4 06
Consumer 2+ Delinquency
Consumer Net Charge-offs Quarter Ended (Annualized)

HSBC

HSBC Finance Credit Quality

(Percent)

* The adoption of charge-off policies for Credit Card and domestic private label in accordance with the Uniform Retail Credit Classification and
Account Management Policy issued by the Federal Financial Institutions Examination Council increased total consumer net charge-offs by
57 basis points during the quarter ended December 31, 2004.

2.93

2.93

11
10
9
8
7
6
5
4
3
2
1
Q1 05
Q2 05
Q3 05
Q4 05
Q1 06
Q2 06
Q3 06
Q4 06
Real Estate Secured
Auto
Credit Card
Personal Non-Credit Card

HSBC

Consumer 2+ Delinquency by Receivable Type

(Percent)

Reserve Levels (Billions)
Nonperforming Receivables Coverage Ratio
% of Receivables
7.0
6.0
5.0
4.0
3.0
2.0
1.0
0.0
$2.1
$2.7
$3.3
$3.8
$3.6
$4.5
$6.6
3.14%
3.33%
4.04%
3.39%
3.23%
4.07%
0.91x
0.93x
0.94x
1.01x
1.07x
1.15x
'00
'01
'02
'03
'04
'05
'06

HSBC

Reserves

($ Billions)

HSBC Finance Mortgage Portfolio Overview

Contrasting Mortgage Services and Consumer Lending Businesses

Primarily retail branch channel
(1,382 branches in 46 states)

Growing direct sales

Every loan underwritten using
proprietary scoring

Wholesale / correspondent
origination

Decision One generated 15% of MS
volume

Loans bought through flow
agreements or in bulk, using FICO
scores

Channel

Almost entirely fixed rate (92%)

Virtually no affordability products

No stated income

Balanced growth

Balance of ARMs (55%) and fixed
rate (45%)

Affordability products

Very rapid growth in 05 and 06,
particularly in second lien book

Products

Consumer Lending

Mortgage Services

Category

Contrasting Mortgage Services and Consumer Lending Businesses

Portfolio outstanding: $46.2 bn

Fixed (92%)

ARM (8%)

1st liens (86%)

2nd liens (14%)

No Interest only

No Stated Income

Portfolio outstanding:  $48.0
bn

Fixed (45%)

ARM (55%)

1st liens (79%)

2nd liens (21%)

Interest only (13%)

Stated Income (25%)

Real Estate Portfolio

Stats (12/31/06)

Tightening credit in response to
recent home appreciation and
credit deterioration trends while
continuing to grow using focused
market expansions

Significant credit tightening
in second half of 2006 and
early 2007

Focus on:

-  Fixed rate products

-  Full doc, high quality

-  subprime segment

-  Cross-sell opportunities

Current Acquisition/

Origination Strategy

Consumer Lending

Mortgage Services

Category

6
5
4
3
2
1
0
Q1 05
Q2 05
Q3 05
Q4 05
Q1 06
Q2 06
Q3 06
Q4 06
MS-Second Lien
MS-First Lien
CL-Second Lien
CL-First Lien

HSBC

Real Estate 2+ Delinquency

(Percent)

6
5
4
3
2
1
0
Q1 05
Q2 05
Q3 05
Q4 05
Q1 06
Q2 06
Q3 06
Q4 06
MS-Second Lien
MS-First Lien
CL-Second Lien
CL-First Lien

HSBC

Real Estate - Net Charge-offs (Quarter Ended-Annualized)

(Percent)

Mortgage Services - Background and Lessons Learned

Portfolio mix change, with increases in 2nd lien and stated income products

Deteriorated vintage performance similar to industry trends

Operational infrastructure did not keep up with rapid growth

Inadequate early warning tools and performance expectations

Management turnover

Mortgage Services - Actions Taken

Governance

Formalized governance process

Established early warning dashboards

Strengthened independent credit risk management

Management

Appointed new Chief Retail Credit Officer

Appointed new Director of Collections

Other appointments made and to continue

Loss Mitigation

Implemented loss insurance for second liens

Implemented new foreclosure property valuation
approach and modified bid strategies

ARM Resets

Implemented cross-functional ARM reset task force

Segmented ARM Customers by risk bands

Calling high risk ARM customers to offer potential re-
writes or more manageable monthly payments

Portfolio Management

Increased collections capacity

New collections models and risk-based strategies

Increased use of tools to avoid foreclosure and keep
customers in homes

Completed MTM evaluation of portfolio with CIBM to
identify opportunities and risks.

Evaluating sale opportunities

Operational ring fencing of the underperforming book
for loss mitigation

Acquisitions

Reduced product offerings with cross-sell as rationale

New pricing model and loss assumptions

Tightened underwriting processes including fraud
prevention

Enhanced credit checks on brokers

Cross-checking pricing with “street” via CIBM

Joining up with CIBM to originate product

Housing Market Overview

New home sales (L)
Existing home sales (R)
1.50
1.25
1.00
0.75
6.5
6.0
5.5
5.0
4.5
4.0
3.5
97Q1
99Q1
01Q1
03Q1
05Q1
06Q4

HSBC

New and Existing Home Sales

SAAR, mil

Sources: Bureau of Census, NAR

7.50
7.00
6.50
6.00
5.50
5.00
4.50
4.00
3.50
Existing
New
97Q1
98Q2
99Q3
00Q4
02Q1
03Q2
04Q3
05Q4
06Q4

HSBC

Inventory-to-Sales Ratio

Months supply of homes for sale

Sources: BOC & NAR

Existing single-family homes
Home price index
16
14
12
10
8
6
4
2
0
-2
-4
97Q1
98Q2
99Q3
00Q4
02Q1
03Q2
04Q3
05Q4
06Q4

HSBC

House Price Appreciation

% change year ago

Sources: NAR & Office of Federal
Housing Enterprise Oversight

35
30
25
20
15
10
5
0
-5
-10
-15
100
90
80
70
60
50
40
30
20
10
0
95
96
97
98
99
00
01
02
03
04
05
06

HSBC

Average percent overpriced
(L)

Number of overpriced

metro areas  (R)

Weakening Price Appreciation Eases Overvaluation

Source: Moody's Economy.com

Funding

Foreign (Non- Euro) (13%)
USD Globals (37%)
U.S. Retail (7%)
Domestic MTNs (24%)
Euro Bonds/ Euro MTNs (19%)

Foreign (Non-Euro) (3%)
USD Globals (41%)
Domestic MTNs (42%)
Euro Bonds/Euro MTNs (9%)
US Retail (5%)

HSBC

Increasing Access to Global Markets

2006

2001

Product Distribution of HSBC Finance Domestic Senior Debt Issuance

At 12/31/06, HSBC Finance had received $44.6 billion in HSBC related funding

2007 Debt Issuance Plans

Overall funding lower in 2007 versus previous year

Unsecured

Anticipated issuance

3-4 benchmark USD global transactions

2-3 benchmark Euro transactions

Build issuance curves in alternative currencies (JPY/CHF/AUD)

Continue retail issuance program

Issue subordinated debt to achieve targeted North American Basel II capital requirements

Secured

Securitize all major asset classes at levels similar to 2006

Issuance structured to promote research and secondary liquidity

Total securitization projected to grow as a percent of liabilities in 2007

Summary – HSBC Finance Corporation

An established industry leader in consumer lending

Working aggressively to manage deterioration in Mortgage Services unit

Solid 2006 operating results were reported by most of our other businesses

Continues to generate substantial amount of net income

Maintains a strong capital position and liquidity profile

Continues to receive the support and financial commitment of Group

Appendix

HSBC Finance Businesses

Consumer Lending ($65B):

One of the largest consumer finance companies, with approximately 1,382 branches in 46 states

Provides real estate secured and unsecured loans to primarily non-prime customers

Mortgage Services ($48B):

Purchases and services non-conforming residential real estate secured loans through network of more than 200 correspondents

Decision One Mortgage originates real estate secured loans sourced through mortgage brokers

Retail Services:

Leading issuer of private label (merchant-branded) credit cards in the United States

Programs include Best Buy, CompUSA, Costco, Neiman Marcus, Saks, Sony and Yamaha

Receivables sold to HSBC Bank USA but retain servicing on approximately $18 billion

Auto Finance ($12B):

Leading provider of financing for new and used vehicles

Purchases consumer contracts from thousands of active dealers in 47 states

HSBC Finance Businesses … continued

Card Services ($28B):

Fifth-largest MasterCard or VISA issuer in the United States

Programs include The GM Card(SM), the AFL-CIO Union Plus®card and HSBC-branded cards

Offers credit cards to consumers underserved by traditional providers in the United States

United Kingdom ($6B):

Mid-market consumer lender and a major provider of consumer loans

148 Beneficial Finance branches

HSBC Financial Corporation (Canada) ($4B):

Offers secured and unsecured lines of credit, credit cards, closed-end loans, and real estate loans

134 branches in 10 provinces and more than 70 merchant relationships

HSBC Finance Businesses … continued

Taxpayer Financial Services

Leading U.S. servicer of tax-related financial products marketed through nearly 28,000 professional tax preparer locations and tax preparation software providers.

Services more than 10 million customers annually

Insurance Services

Offers a variety of insurance products (credit life, disability, unemployment, accidental death, term life, whole life, annuities, long term care, etc.) to customers in the United States and Canada

*Represents % distribution of consumer receivables as of December 31, 2006

HSBC Finance Corporation’s Lending Franchise
Nationwide Coverage and Well Diversified

West

Correspondent                 10%

Consumer Finance          9%

Credit Card                          7%

Private Label                      4%

Auto                                         6%

Midwest

Correspondent            25%

Consumer Finance   21%

Credit Card                    26%

Private Label                40%

Auto                                  16%

Northeast

Correspondent                6%

Consumer Finance      12%

Credit Card                        14%

Private Label                    9%

Auto                                       6%

Mid Atlantic

Correspondent              12%

Consumer Finance     19%

Credit Card                14%

Private Label                  10%

Auto                                     12%

California

Correspondent             14%

Consumer Finance    12%

Credit Card                     11%

Private Label                 14%

Auto                                   13%

Southwest

Correspondent               9%

Consumer Finance      8%

Credit Card                12%

Private Label              17%

Auto                            23%

Southeast

Correspondent              24%

Consumer Finance     19%

Credit Card                      16%

Private Label                    6%

Auto                                     24%

Legal Entity Structure

HSBC Holdings plc

Aa2/AA-/AA

HSBC North America
Holdings Inc.

(HNAH)

HSBC Bank, plc

Aa2/AA/AA

Other HSBC Worldwide
Businesses

HSBC Finance Corporation

Aa3/AA-/AA-

HSBC USA Inc.

(HUSI) Aa3/AA-/AA

HSBC Markets (USA) Inc.

HSBC Bank USA, N.A.

Aa2/AA/AA

HSBC Securities (USA) Inc.

HSBC Bank Nevada, N.A.

HSBC Financial Corp. Ltd

(Canada)

Aa3/AA-/AA-

HFC Bank Ltd.

*

*

*

* Denotes entities that issue fixed income securities in the public markets

*

*

*

*

Group Ratings

Source: Moody’s/S&P/Fitch

(1) Fitch raised senior debt rating on December 8, 2004

(2) Moody’s raised senior debt rating and moved outlook from stable to positive on January 30, 2006

(3) S&P raised senior debt ratings on June 19, 2006

(4) Fitch moved outlook from stable to positive on August 8, 2006

(5) S&P moved outlook from stable to positive on December 20, 2006

Entity

Senior

Subordinated

Tier I

HSBC Finance Corporation

(

1

)

(

2

)

(

3

)

(

4

)

(

5

)

A

a3

/

A

A

-

/

AA

-

A2/A

+

/A+

–

HSBC

Holdings plc

(

3

)

(

4)

(

5

)

Aa2/A

A

-

/AA

Aa3/A

+

/AA

-

A1/A

-

/AA

-

HSBC

Bank plc

(

3

)

(

4

)

(

5

)

Aa2/AA/AA

Aa3/A

A

-

/AA

-

A1/A/AA

-

HSBC Bank USA, N.

A.

(3)

(

4

)

(

5

)

Aa2/AA/AA

Aa3/A

A

-

/AA

-

–